Pension and Other Postretirement Benefits - Summary of Accumulated Other Comprehensive Loss That Have Not Been Recognized as Components of Net Periodic Benefit Cost (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Pension Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss	$ 51,720
Net prior service credit	(81)
Total	51,639
Other Benefits [Member]
Defined Benefit Plan Disclosure [Line Items]
Net actuarial loss	2,515
Net prior service credit	(40)
Total	$ 2,475